Exhibit 10.4

GUARANTY AGREEMENT

This Guaranty Agreement dated as of November 29, 2005 (this “Guaranty”) is executed by each of the undersigned (individually a “Guarantor” and collectively, the “Guarantors”), in favor of Energy Components SPC EEP Energy Exploration and Production Segregated Portfolio, as administrative agent (the “Administrative Agent”) for the ratable benefit of itself, the Lenders (as defined below)(the Administrative Agent and the Lenders, individually a “Beneficiary”, and collectively, the “Beneficiaries”).

INTRODUCTION

A.                                   This Guaranty is given in connection with that certain Subordinated Credit Agreement dated as of November 29, 2005 (as it has been or may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among Cano Petroleum, Inc., a Delaware corporation (the “Borrower”), the lenders party thereto from time to time (individually a “Lender” and collectively, the “Lenders”), and the Administrative Agent.

B.                                     Each Guarantor is a Subsidiary of the Borrower and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement).

C.                                     Each Guarantor is executing and delivering this Guaranty (i) to induce the Lenders to provide and to continue to provide Advances under the Credit Agreement, and (ii) intending it to be a legal, valid, binding, enforceable and continuing obligation of such Guarantor, whether or not such Guarantor derives any benefit from the Credit Agreement or from any other Loan Document.

NOW, THEREFORE, in consideration of the premises, each Guarantor hereby agrees as follows:

Section 1.                                            Definitions.  All capitalized terms not otherwise defined in this Guaranty that are defined in the Credit Agreement shall have the meanings assigned to such terms by the Credit Agreement.

Section 2.                                            Guaranty.

(a)                                  Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment and performance, when due, whether at stated maturity, by acceleration or otherwise, of all Obligations, whether absolute or contingent and whether for principal, interest (including, without limitation, interest that but for the existence of a bankruptcy, reorganization or similar proceeding would accrue), fees, amounts required to be provided as collateral, indemnities, expenses or otherwise (collectively, the “Guaranteed Obligations”). Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower to the Administrative Agent or any Lender under the Loan Documents but for the fact that they are unenforceable or not allowable due to insolvency or the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower or such other Subsidiary.

(b)                                 It is the intention of the Guarantors and each Beneficiary that the amount of the Guaranteed Obligations guaranteed by each Guarantor shall be in, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer or similar Legal Requirements applicable to such Guarantor. Accordingly, notwithstanding anything to the contrary contained in this Guaranty or in any other agreement or instrument executed in connection with the payment of any of the Guaranteed Obligations, the amount of the Guaranteed Obligations guaranteed by a Guarantor under this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render such Guarantor’s obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any other applicable law.

Section 3.                                            Guaranty Absolute.  Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any Lender with respect thereto but subject to Section 2(b) above.  The obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other obligations of any other Person under the Loan Documents or in connection with any Hedge Contract, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower, any other Guarantor or any other Person or whether the Borrower, any other Guarantor or any other Person is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

(a)                                  any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto or any part of the Guaranteed Obligations being irrecoverable;

(b)                                 any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other obligations of any Person under the Loan Documents, or any other amendment or waiver of or any consent to departure from, any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower or otherwise;

(c)                                  any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(d)                                 any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other obligations of any other Person under the Loan Documents or any other assets of the Borrower or any of its Subsidiaries;

(e)                                  any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries;

(f)                                    any failure of any Beneficiary to disclose to the Borrower or any Guarantor any information relating to the business, condition (financial or otherwise), operations, properties or prospects of any Person now or in the future known to any Beneficiary (and each Guarantor hereby irrevocably waives any duty on the part of any Beneficiary to disclose such information);

(g)                                 any signature of any officer of the Borrower or any other Person being mechanically reproduced in facsimile or otherwise; or

(h)                                 any other circumstance or any existence of or reliance on any representation by any Beneficiary that might otherwise constitute a defense available to, or a discharge of, the Borrower, any Guarantor or any other guarantor, surety or other Person.

Section 4.                                            Continuation and Reinstatement, Etc.  Each Guarantor agrees that, to the extent that payments of any of the Guaranteed Obligations are made, or any Lender or the Administrative Agent receives any proceeds of collateral, and such payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, or otherwise required to be repaid, then to the extent of such repayment the Guaranteed Obligations shall be reinstated and continued in full force and effect as of the date such initial payment or collection of proceeds occurred.  EACH GUARANTOR SHALL DEFEND AND INDEMNIFY EACH BENEFICIARY FROM AND AGAINST ANY CLAIM, DAMAGE, LOSS, LIABILITY, COST OR EXPENSE UNDER THIS SECTION 4 (INCLUDING REASONABLE ATTORNEYS’ FEES AND EXPENSES) IN THE DEFENSE OF ANY SUCH ACTION OR SUIT INCLUDING SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE ARISING AS A RESULT OF THE INDEMNIFIED BENEFICIARY’S OWN NEGLIGENCE BUT EXCLUDING SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE THAT IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED BENEFICIARY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

Section 5.                                            Waivers and Acknowledgments.

(a)                                  Each Guarantor hereby waives promptness, diligence, presentment, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Beneficiary protect, secure, perfect or insure any Lien or any Property or exhaust any right or take any action against the Borrower or any other Person or any collateral.

(b)                                 Each Guarantor hereby irrevocably waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c)                                  Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements involving the Borrower and its Subsidiaries contemplated by the Loan Documents and that the waivers set forth in this Guaranty are knowingly made in contemplation of such benefits.

Section 6.                                            Subrogation. No Guarantor will exercise any rights that it may now have or hereafter acquire against the Borrower or any other Person to the extent that such rights arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Beneficiary against the Borrower or any other Person, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other Person, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and any and all other amounts payable by the Guarantors under this Guaranty shall have been paid in full in cash and all Commitments shall have expired or terminated.  If any amount shall be paid to a Guarantor in violation of the preceding sentence at any time prior to (a) the payment in full in cash of the Guaranteed Obligations and any and all other amounts payable by the Guarantors under this Guaranty and (b) the termination of the Commitments, such amount shall be held in trust for the benefit of the Beneficiaries and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations and any and all other amounts payable by the Guarantors under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents.

Section 7.                                            Representations and Warranties.  Each Guarantor hereby represents and warrants as follows:

(a)                                  There are no conditions precedent to the effectiveness of this Guaranty.  Such Guarantor benefits from executing this Guaranty.

(b)                                 Such Guarantor has, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and such Guarantor has established adequate means of obtaining from the Borrower and each other relevant Person on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial and otherwise), operations, properties and prospects of the Borrower and each other relevant Person.

(c)                                  The obligations of such Guarantor under this Guaranty are the valid, binding and legally enforceable obligations of such Guarantor, and the execution and delivery of this Guaranty by such Guarantor has been duly and validly authorized in all respects by such Guarantor, and the Person who is executing and delivering this Guaranty on behalf of such Guarantor has full power, authority and legal right to so do, and to observe and perform all of the terms and conditions of this Guaranty on such Guarantor’s part to be observed or performed.

Section 8.                                            Right of Set-Off.  Upon the occurrence and during the continuance of any Event of Default, any Beneficiary is hereby authorized at any time, to the fullest extent permitted by law, to set off and apply any deposits (general or special, time or demand, provisional or final) and other indebtedness owing by such Beneficiary to the account of each Guarantor against any and all of the obligations of the Guarantors under this Guaranty, irrespective of whether or not such Beneficiary shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured.  Such Beneficiary shall promptly notify the affected Guarantor after any such set-off and application is made, provided that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of the Beneficiaries under this Section 8 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which any Beneficiary may have.

Section 9.                                            Amendments, Etc.  No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the affected Guarantor, the Administrative Agent and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders, (a) other than to the extent expressly provided in such amendment, waiver or consent, limit the liability of any Guarantor hereunder (it being understood that waivers and amendments permitted to be made under the Credit Agreement by the Required Lenders with respect to any of the underlying obligations guaranteed hereunder shall not be deemed to limit the liability of any Guarantor within the meaning of this clause (a), (b) postpone any date fixed for payment hereunder in respect of any of the Guaranteed Obligations that is principal of, or interest on, the Notes or any fees, or (c) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes required to take any action hereunder.

Section 10.                                      Notices, Etc.  All notices and other communications provided for hereunder shall be sent in the manner provided for in Section 9.02 of the Credit Agreement and if to a Guarantor, at its address specified on the signature page hereto and if to the Administrative Agent or any Lender, at its address specified in or pursuant to the Credit Agreement.  All such notices and communications shall be effective when delivered, except that notices and communications to the Administrative Agent shall not be effective until received by the Administrative Agent.  Delivery of an executed counterpart signature page of this Guaranty by facsimile is as effective as executing and delivering this Guaranty in the presence of the other parties to this Guaranty.

Section 11.                                      No Waiver: Remedies.  No failure on the part of the Administrative Agent or any other Beneficiary to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 12.                                      Continuing Guaranty: Assignments under the Credit Agreement.  This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the payment in full of all Guaranteed Obligations and all other amounts payable under the Loan Documents, and the termination of all the Commitments, (b) be binding upon each Guarantor and its successors and assigns, and (c) inure to the benefit of and be enforceable by the Administrative Agent, each Lender, and their respective successors, and, in the case of transfers and assignments made in accordance with the Credit Agreement, transferees and assigns.  Without limiting the generality of the foregoing clause (c), subject to Section 9.06 of the Credit Agreement, any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the

Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject, however, in all respects to the provisions of the Credit Agreement.  Each Guarantor acknowledges that upon any Person becoming a Lender or the Administrative Agent, in accordance with the Credit Agreement, such Person shall be entitled to the benefits hereof.

Section 13.                                      Governing Law.  This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.  Each Guarantor hereby irrevocably submits to the jurisdiction of any Texas state or federal court sitting in Dallas, Texas in any action or proceeding arising out of or relating to this Guaranty and the other Loan Documents, and each Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court.  Each Guarantor hereby irrevocably waives, to the fullest extent it may effectively do so, any right it may have to the defense of an inconvenient forum to the maintenance of such action or proceeding.  Each Guarantor hereby agrees that service of copies of the summons and complaint and any other process which may be served in any such action or proceeding may be made by mailing or delivering a copy of such process to such Guarantor at its address set forth in the Credit Agreement or set forth on the signature page of this Guaranty.  Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Section shall affect the rights of any Beneficiary to serve legal process in any other manner permitted by the law or affect the right of any Beneficiary to bring any action or proceeding against any Guarantor or its Property in the courts of any other jurisdiction.

Section 14.                                      INDEMNIFICATION.  EACH GUARANTOR SHALL INDEMNIFY EACH OF THE BENEFICIARIES, AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS FROM, AND DISCHARGE, RELEASE, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, CLAIMS, EXPENSES, OR DAMAGES OF ANY KIND OR NATURE WHATSOEVER TO WHICH ANY OF THEM MAY BECOME SUBJECT RELATING TO OR ARISING OUT OF THIS GUARANTY, INCLUDING ANY LIABILITIES, OBLIGATIONS, LOSSES, CLAIMS, EXPENSES, OR DAMAGES WHICH ARISE OUT OF OR RESULT FROM (A) ANY ACTUAL OR PROPOSED USE BY THE BORROWER, ANY GUARANTOR OR ANY AFFILIATE OF THE BORROWER OR ANY GUARANTOR OF THE PROCEEDS OF THE ADVANCES, (B) ANY BREACH BY THE BORROWER OR ANY GUARANTOR OF ANY PROVISION OF THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT, (C) ANY INVESTIGATION, LITIGATION OR OTHER PROCEEDING (INCLUDING ANY THREATENED INVESTIGATION OR PROCEEDING) RELATING TO THE FOREGOING, (D) ANY ENVIRONMENTAL CLAIM OR REQUIREMENT OF ENVIRONMENTAL LAWS CONCERNING OR RELATING TO THE PRESENT OR PREVIOUSLY-OWNED OR OPERATED PROPERTIES OF THE BORROWER, ANY GUARANTOR OR THE OPERATIONS OR BUSINESS, OF THE BORROWER OR ANY GUARANTOR INCLUDING ANY MATTERS DISCLOSED WITHIN THE CREDIT AGREEMENT, OR (E) ANY ENVIRONMENTAL CLAIM OR REQUIREMENT OF ENVIRONMENTAL LAWS CONCERNING OR RELATED TO

THE BORROWER’S OR ANY GUARANTOR’S PROPERTIES AND EACH GUARANTOR SHALL REIMBURSE THE BENEFICIARIES AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS, UPON DEMAND FOR ANY REASONABLE OUT-OF-POCKET EXPENSES (INCLUDING REASONABLE OUTSIDE LEGAL FEES) INCURRED IN CONNECTION WITH ANY SUCH INVESTIGATION, LITIGATION OR OTHER PROCEEDING; AND EXPRESSLY INCLUDING ANY SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES, OR EXPENSE INCURRED BY REASON OF THE PERSON BEING INDEMNIFIED’S OWN NEGLIGENCE, BUT EXCLUDING ANY SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES OR EXPENSES THAT IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

Section 15.                                      WAIVER OF JURY TRIAL.  EACH GUARANTOR HEREBY ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY AND HAS CONSULTED WITH COUNSEL OF ITS CHOICE, AND HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OTHER LOAN DOCUMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 16.                                      Additional Guarantors.  Pursuant to Section 6.15 of the Credit Agreement, each Subsidiary of the Borrower that was not in existence on the date of the Credit Agreement is required to enter into this Guaranty as a Guarantor upon becoming a Subsidiary.  After the date hereof, upon execution and delivery after the date hereof by the Administrative Agent and such Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein.  The execution and delivery of any instrument adding an additional Guarantor as a party to this Guaranty shall not require the consent of any other Guarantor hereunder.  The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

Section 17.                                      NOTICE OF FINAL AGREEMENTS.  PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, AN AGREEMENT IN WHICH THE AMOUNT INVOLVED IN AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY’S AUTHORIZED REPRESENTATIVE.

THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THIS GURANTY.  THIS GUARANTY AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY

EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of this page intentionally left blank.]

Each Guarantor has caused this Guaranty to be duly executed as of the date first above written.

GUARANTOR:

LADDER COMPANIES, INC.

By:	/s/ S. Jeffrey Johnson
Name:	S. Jeffrey Johnson
Title:	President

Address of Guarantor:
309 West 7th Street, Suite 1600 Fort Worth, TX 76102

SQUARE ONE ENERGY, INC.

By:	/s/ S. Jeffrey Johnson
Name:	S. Jeffrey Johnson
Title:	President

Address of Guarantor:
309 West 7th Street, Suite 1600 Fort Worth, TX 76102

W.O. Energy of Nevada, Inc.

By:	/s/ S. Jeffrey Johnson
Name:	S. Jeffrey Johnson
Title:	President

Address of Guarantor:
Hwy. 152 West Pampa, TX 79066

WO Energy, Inc.

By:	/s/ S. Jeffrey Johnson
Name:	S. Jeffrey Johnson
Title:	President

Address of Guarantor:
Hwy. 152 West Pampa, TX 79066

[Signature Page- Guaranty Agreement]

W.O. Operating Company, Ltd.

By: WO Energy, Inc., its general partner

By:	/s/ S. Jeffrey Johnson
Name:	S. Jeffrey Johnson
Title:	President

Address of Guarantor:
Hwy. 152 West Pampa, TX 79066

W.O. Production Company, Ltd.

By: WO Energy, Inc., its general partner

By:	/s/ S. Jeffrey Johnson
Name:	S. Jeffrey Johnson
Title:	President

Address of Guarantor:
Hwy. 152 West Pampa, TX 79066

[Signature Page- Guaranty Agreement]

ADMINISTRATIVE AGENT:

ENERGY COMPONENTS SPC EEP ENERGY EXPLORATION AND PRODUCTION SEGREGATED PORTFOLIO, as Administrative Agent

By:	/s/ Mark Margason
Name: Mark Margason
Title: Authorized Signer

[Signature Page- Guaranty Agreement]

Annex 1 to the

Guaranty Agreement

SUPPLEMENT NO.              dated as of                           (the “Supplement”), to the Guaranty Agreement dated as of November      , 2005 (as amended, supplemented or otherwise modified from time to time, the “Guaranty Agreement”), among each of the subsidiaries party thereto (each such subsidiary individually, a “Guarantor” and collectively, the “Guarantors”) of CANO PETROLEUM, INC., a Delaware corporation (the “Borrower”) in favor of ENERGY COMPONENTS SPC EEP ENERGY EXPLORATION AND PRODUCTION SEGREGATED PORTFOLIO, as Administrative Agent (the “Administrative Agent”) for the benefit of the Beneficiaries (as defined in the Guaranty Agreement).

A.                                   Reference is made to the Subordinated Credit Agreement dated as of November       , 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (the “Lenders”), and the Administrative Agent.

B.                                     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty Agreement and the Credit Agreement.

C.                                     The Guarantors have entered into the Guaranty Agreement in order to induce the Lenders to make Advances.  Pursuant to Section 6.15 of the Credit Agreement, the Subsidiaries of the Borrower are required to enter into the Guaranty Agreement as Guarantors.  Section 16 of the Guaranty Agreement provides that additional Subsidiaries of the Borrower may become Guarantors under the Guaranty Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned Subsidiary of the Borrower (the “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guaranty Agreement in order to induce the Lenders to make additional Advances and as consideration for Advances previously made.

Accordingly, the Administrative Agent and the New Guarantor agree as follows:

SECTION 1.                                In accordance with Section 16 of the Guaranty Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guaranty Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects on and as of the date hereof.  Each reference to a “Guarantor” in the Guaranty Agreement shall be deemed to include the New Guarantor.  The Guaranty Agreement is hereby incorporated herein by reference.

SECTION 2.                                The New Guarantor represents and warrants to the Administrative Agent and the other Beneficiaries that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

SECTION 3.                                This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by fax transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

SECTION 4.                                Except as expressly supplemented hereby, the Guaranty Agreement shall remain in full force and effect.

SECTION 5.                                THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.  The New Guarantor hereby irrevocably submits to the jurisdiction of any Texas state or federal court sitting in Dallas, Texas in any action or proceeding arising out of or relating to this Supplement or the Guaranty Agreement and the other Loan Documents, and the New Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court.  The New Guarantor hereby irrevocably waives, to the fullest extent it may effectively do so, any right it may have to the defense of an inconvenient forum to the maintenance of such action or proceeding.  The New Guarantor hereby agrees that service of copies of the summons and complaint and any other process which may be served in any such action or proceeding may be made by mailing or delivering a copy of such process to such Guarantor at its address set forth on the signature page hereof.  The New Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Section shall affect the rights of any Beneficiary to serve legal process in any other manner permitted by the law or affect the right of any Beneficiary to bring any action or proceeding against the New Guarantor or its Property in the courts of any other jurisdiction.

SECTION 6.                                In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.                                All communications and notices hereunder shall be in writing and given as provided in Section 10 of the Guaranty Agreement.  All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below.

SECTION 8.                                The New Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Administrative Agent.

SECTION 9.                                PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, AN AGREEMENT IN WHICH THE AMOUNT INVOLVED IN AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY’S AUTHORIZED REPRESENTATIVE.

THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THIS GURANTY.  THIS SUPPLEMENT, THE GUARANTY AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the Guaranty Agreement as of the day and year first above written.

[Name of New Guarantor]

By:
Name:
Title:

Address of Guarantor:

ADMINISTRATIVE AGENT:

ENERGY COMPONENTS SPC EEP ENERGY EXPLORATION AND PRODUCTION SEGREGATED PORTFOLIO, as Administrative Agent

By:
Name:
Title: